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                     CLASS A, CLASS B AND CLASS C SHARES OF

                           AIM GLOBAL HEALTH CARE FUND

                         Supplement dated July 14, 2004
              to the Prospectus dated March 1, 2004 as supplemented
                         March 1, 2004 and May 18, 2004


Effective July 15, 2004, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 6 of the Prospectus:

        "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

            o Michael Yellen (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1994.

            o Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1994.

            o Bryan A. Unterhalter, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1997.

            More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus."